UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 16, 2016

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

0-21886

(SEC File Number)

52-0812977

(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On September 16, 2016, Barrett Business Services, Inc. (“BBSI”), appointed Deloitte & Touche LLP (“Deloitte”) as BBSI’s new principal independent registered public accounting firm. The Audit Committee of BBSI’s Board of Directors directed the engagement process and made the final decision to engage Deloitte.

During the fiscal years ended December 31, 2014 and 2015 and the subsequent interim period from January 1, 2016 through September 16, 2016, neither BBSI nor anyone acting on its behalf consulted Deloitte regarding (1) the application of accounting principles to a specified transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered with respect to BBSI’s financial statements or (3) any matter that was the subject of a “disagreement” or a “reportable event” (as such terms are defined in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: September 20, 2016	By:	/s/ Gary Kramer
Gary Kramer Vice President - Finance, Treasurer and Secretary

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